UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

This Current Report on Form 8-K is filed by The Phoenix Companies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) A Special Meeting of Stockholders of the Company was held on December 17, 2015 (the “Special Meeting”). A total of 3,357,119 shares of the Company’s common stock, out of a total of 5,750,880 shares of common stock issued and outstanding and entitled to vote as of November 16, 2015 (the “Record Date”), were present in person or represented by proxy at the Special Meeting, which constituted a quorum. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s proxy statement dated November 18, 2015 (as amended or supplemented from time to time), and first mailed to the Company’s stockholders on or about November 18, 2015, is set forth below:

(b) Voting results for each matter are set forth below.

(1)	Approval of the adoption of the Agreement and Plan of Merger, dated as of September 28, 2015, as it may be amended from time to time (the “Merger Agreement”), among the Company, Nassau Reinsurance Group Holdings, L.P., and Davero Merger Sub Corp.

For	Against	Abstain
3,290,099	58,471	8,549

(2)	Approval on a non-binding, advisory basis, of certain compensation that will or may be paid by the Company to its named executive officers that is based on or otherwise relates to the merger.

For	Against	Abstain
2,721,352	235,020	400,747

(3)	Approval of the adjournment of the Special Meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal.

Because stockholders holding at least a majority of the shares of the Company’s common stock outstanding and entitled to vote at the close of business on the Record Date approved the proposal to approve the merger and the other transactions contemplated by the Merger Agreement, the vote was not called on the proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional votes to approve the merger and the other transactions contemplated by the Merger Agreement had there been insufficient votes at the time of the Special Meeting to approve the merger and the other transactions contemplated by the Merger Agreement.

3

Item 8.01 Other Events

On December 17, 2015, the Company issued a news release announcing the results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	News Release of The Phoenix Companies, Inc., dated December 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: December 17, 2015	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President, Chief Financial Officer